                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of United Trust Group, Inc.
(the “Company”) for the quarterly period ended June 30, 2003, as filed
with  the   Securities   and  Exchange   Commission  on  the  date  hereof  (the
“Report”)  I,  Jesse T.  Correll,  Chairman  of the  Board  and  Chief
Executive Officer of the Company,  certify pursuant to 18 U.S.C.§  1350, as adopted pursuant  §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)  The Report fully complies with the  requirements  of section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company

                                                     By:    /s/ Jesse T. Correll
                                                     Jesse T. Correll
                                                     Chairman of the Board and
                                                     Chief Executive Officer

Date: August 11, 2003